On December 2, 2010 a Form N-CSR was filed under Accession Number 0000950123-10-110457 using the EDGAR filing codes for PIMCO New York Municipal Income Fund in error. This filing was submitted in error and should be disregarded. The Form N-CSR was revised and filed using the correct EDGAR filing codes. This notice submission of an N-CSR/A amendment filing is to identify the filing error and to notify through dissemination to disregard the above referenced submission.